UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2011

MEAD JOHNSON NUTRITION COMPANY
(Exact name of Registrant as Specified in Charter)

Delaware	001-34251	80-0318351
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026-8039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 832-2420

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On January 27, 2011, Mead Johnson Nutrition Company (the “Company”) announced its financial results for the fourth quarter and year ended December 31, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 5.02   Election of Directors

On January 26, 2011, Ms. Celeste A. Clark, Ph.D. was appointed to the Company’s Board of Directors (the “Board”).  Upon her appointment to the Board, Ms. Clark also was appointed to the Board’s Nutrition Science and Technology Committee.  In addition, upon her appointment to the Board, Ms. Clark entered into the standard compensatory arrangements for non-employee directors described in the Company’s proxy statement for its 2010 annual meeting of stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Mead Johnson Nutrition Company, dated January 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2011

MEAD JOHNSON NUTRITION COMPANY

	By:	/s/ STANLEY D. BURHANS
Stanley D. Burhans
Vice President & Controller